EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
June 30, 2023

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2022 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; a disruption caused by cyber-attacks or other technology breaches or failures on the Company or the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	Change	2023	2022	Change
Underwriting results:
Gross premiums written	$4,845	$3,870	25.2%	$9,625	$7,671	25.5%
Net premiums written	3,428	2,685	27.7%	6,852	5,319	28.8%
Net premiums earned	2,965	2,326	27.5%	5,848	4,447	31.5%
Underwriting income (loss) (1)	606	536	13.1%	1,176	994	18.3%

Loss ratio	50.3%	47.4%	2.9	50.6%	47.3%	3.3
Acquisition expense ratio	18.9%	17.8%	1.1	18.7%	17.8%	0.9
Other operating expense ratio	10.6%	11.9%	(1.3)	10.8%	12.8%	(2.0)
Combined ratio	79.8%	77.1%	2.7	80.1%	77.9%	2.2

Net investment income	$242	$106	128.3%	$441	$186	137.1%
Per diluted share	$0.64	$0.28	128.6%	$1.17	$0.49	138.8%

Net income available to Arch common shareholders	$661	$394	67.8%	$1,366	$580	135.5%
Per diluted share	$1.75	$1.04	68.3%	$3.62	$1.52	138.2%

After-tax operating income available to Arch common shareholders (1)	$726	$506	43.5%	$1,380	$928	48.7%
Per diluted share	$1.92	$1.34	43.3%	$3.65	$2.44	49.6%

Comprehensive income (loss) available to Arch	$649	$(204)	n/m	$1,713	$(593)	n/m

Net cash provided by operating activities	$1,151	$902	27.6%	$2,114	$1,454	45.4%

Weighted average common shares and common share equivalents outstanding — diluted	378.4	377.9	0.1%	377.8	380.8	(0.8)%

Financial measures:
Change in book value per common share during period	4.8%	(2.5)%	7.3	13.5%	(6.5)%	20.0

Annualized net income return on average common equity	19.6%	13.3%	6.3	21.1%	9.5%	11.6
Annualized operating return on average common equity (1)	21.5%	17.1%	4.4	21.3%	15.3%	6.0

Total return on investments (2)	0.56%	(3.02)%	358 bps	3.10%	(6.00)%	909 bps

(1)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Revenues
Net premiums earned	$2,965	$2,883	$2,761	$2,471	$2,326	$5,848	$4,447
Net investment income	242	199	181	129	106	441	186
Net realized gains (losses)	(123)	17	80	(184)	(267)	(106)	(559)
Other underwriting income	6	10	1	3	3	16	9
Equity in net income (loss) of investment funds accounted for using the equity method	69	48	40	(19)	58	117	94
Other income (loss)	3	11	8	(14)	(12)	14	(21)
Total revenues	3,162	3,168	3,071	2,386	2,214	6,330	4,156

Expenses
Losses and loss adjustment expenses	(1,491)	(1,471)	(1,241)	(1,683)	(1,103)	(2,962)	(2,104)
Acquisition expenses	(561)	(533)	(501)	(448)	(413)	(1,094)	(791)
Other operating expenses	(313)	(319)	(286)	(275)	(277)	(632)	(567)
Corporate expenses	(21)	(30)	(17)	(18)	(28)	(51)	(60)
Amortization of intangible assets	(24)	(23)	(26)	(26)	(27)	(47)	(54)
Interest expense	(33)	(32)	(32)	(33)	(33)	(65)	(66)
Net foreign exchange gains (losses)	(5)	(18)	(81)	91	88	(23)	92
Total expenses	(2,448)	(2,426)	(2,184)	(2,392)	(1,793)	(4,874)	(3,550)

Income (loss) before income taxes and income (loss) from operating affiliates	714	742	887	(6)	421	1,456	606
Income tax (expense) benefit	(67)	(64)	(61)	15	(22)	(131)	(34)
Income (loss) from operating affiliates	22	39	36	9	5	61	30
Net income (loss)	669	717	862	18	404	1,386	602
Net (income) loss attributable to noncontrolling interests	2	(2)	(3)	(1)	—	—	(2)
Net income (loss) attributable to Arch	671	715	859	17	404	1,386	600
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Net income (loss) available to Arch common shareholders	$661	$705	$849	$7	$394	$1,366	$580

Comprehensive income (loss) available to Arch	$649	$1,064	$1,105	$(617)	$(204)	$1,713	$(593)

Net income (loss) per common share and common share equivalent
Basic	$1.79	$1.92	$2.32	$0.02	$1.07	$3.71	$1.56
Diluted	$1.75	$1.87	$2.26	$0.02	$1.04	$3.62	$1.52

Weighted average common shares and common share equivalents outstanding
Basic	368.7	367.3	365.9	365.2	369.2	368.0	371.7
Diluted	378.4	377.6	375.9	373.8	377.9	377.8	380.8

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Assets
Investments:
Fixed maturities available for sale, at fair value	$21,434	$20,692	$19,683	$18,121	$17,585
Short-term investments available for sale, at fair value	1,702	1,553	1,332	1,941	2,228
Equity securities, at fair value	911	859	860	810	773
Other investments	1,846	1,776	1,644	1,578	1,634
Investments accounted for using the equity method	4,073	3,896	3,774	3,566	3,496
Total investments	29,966	28,776	27,293	26,016	25,716
Cash	904	803	855	814	814
Accrued investment income	233	163	159	116	116
Investment in operating affiliates	973	1,015	965	891	968
Premiums receivable	5,296	4,513	3,625	3,579	3,634
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	6,717	6,612	6,564	6,356	5,939
Contractholder receivables	1,761	1,750	1,731	1,736	1,758
Ceded unearned premiums	2,459	2,116	1,799	2,116	2,124
Deferred acquisition costs	1,452	1,355	1,264	1,123	1,070
Receivable for securities sold	97	84	12	27	157
Goodwill and intangible assets	775	785	804	807	868
Other assets	3,223	3,131	2,919	2,756	2,555
Total assets	$53,856	$51,103	$47,990	$46,337	$45,719

Liabilities
Reserve for losses and loss adjustment expenses	$21,268	$20,758	$20,032	$19,288	$18,194
Unearned premiums	9,052	8,218	7,337	7,271	7,145
Reinsurance balances payable	2,191	1,819	1,530	1,669	1,635
Contractholder payables	1,764	1,752	1,734	1,738	1,761
Collateral held for insured obligations	275	252	249	255	251
Senior notes	2,726	2,726	2,725	2,725	2,725
Payable for securities purchased	526	262	95	175	292
Other liabilities	1,411	1,317	1,367	1,411	1,290
Total liabilities	39,213	37,104	35,069	34,532	33,293

Redeemable noncontrolling interests	2	11	11	9	8

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,278	2,260	2,211	2,187	2,170
Retained earnings	17,258	16,597	15,892	15,043	15,036
Accumulated other comprehensive income (loss), net of deferred income tax	(1,319)	(1,297)	(1,646)	(1,892)	(1,258)
Common shares held in treasury, at cost	(4,407)	(4,403)	(4,378)	(4,373)	(4,361)
Total shareholders’ equity	14,641	13,988	12,910	11,796	12,418
Total liabilities, noncontrolling interests and shareholders’ equity	$53,856	$51,103	$47,990	$46,337	$45,719

Common shares and common share equivalents outstanding, net of treasury shares	372.9	372.2	370.3	369.3	369.3
Book value per common share (1)	$37.04	$35.35	$32.62	$29.69	$31.37
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,260	2,211	2,187	2,170	2,134	2,211	2,085
Amortization of share-based compensation	17	41	8	14	21	58	66
All other	1	8	16	3	15	9	19
Balance at end of period	2,278	2,260	2,211	2,187	2,170	2,278	2,170

Retained earnings
Balance at beginning of period	16,597	15,892	15,043	15,036	14,642	15,892	14,456
Net income	669	717	862	18	404	1,386	602
Amounts attributable to noncontrolling interests	2	(2)	(3)	(1)	—	—	(2)
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Balance at end of period	17,258	16,597	15,892	15,043	15,036	17,258	15,036

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(1,297)	(1,646)	(1,892)	(1,258)	(650)	(1,646)	(65)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(24)	344	161	(564)	(540)	320	(1,122)
Change in foreign currency translation adjustments	2	5	85	(70)	(68)	7	(71)
Balance at end of period	(1,319)	(1,297)	(1,646)	(1,892)	(1,258)	(1,319)	(1,258)

Common shares held in treasury, at cost
Balance at beginning of period	(4,403)	(4,378)	(4,373)	(4,361)	(4,037)	(4,378)	(3,761)
Shares repurchased for treasury	(4)	(25)	(5)	(12)	(324)	(29)	(600)
Balance at end of period	(4,407)	(4,403)	(4,378)	(4,373)	(4,361)	(4,407)	(4,361)

Total shareholders’ equity	$14,641	$13,988	$12,910	$11,796	$12,418	$14,641	$12,418

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Operating Activities
Net income (loss)	$669	$717	$862	$18	$404	$1,386	$602
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	127	(17)	(91)	187	266	110	555
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	17	(66)	47	63	55	(49)	44
Amortization of intangible assets	24	23	26	26	27	47	54
Share-based compensation	16	41	8	14	21	57	66
Changes in:
Reserve for losses and loss adjustment expenses, net	417	603	336	919	359	1,020	635
Unearned premiums, net	463	541	274	253	359	1,004	872
Premiums receivable	(777)	(871)	(14)	(10)	(485)	(1,648)	(1,086)
Deferred acquisition costs	(77)	(75)	(132)	(68)	(77)	(152)	(174)
Reinsurance balances payable	373	279	(164)	56	146	652	72
Other items, net	(101)	(212)	(170)	(78)	(173)	(313)	(186)
Net cash provided by operating activities	1,151	963	982	1,380	902	2,114	1,454
Investing Activities
Purchases of fixed maturity investments	(4,939)	(3,901)	(3,325)	(3,359)	(2,978)	(8,840)	(9,706)
Purchases of equity securities	(96)	(8)	(10)	(131)	(247)	(104)	(656)
Purchases of other investments	(291)	(266)	(450)	(350)	(304)	(557)	(920)
Proceeds from sales of fixed maturity investments	4,045	3,034	1,854	1,911	2,026	7,079	8,079
Proceeds from sales of equity securities	86	75	14	50	390	161	1,490
Proceeds from sales, redemptions and maturities of other investments	105	96	145	212	293	201	863
Proceeds from redemptions and maturities of fixed maturity investments	188	180	137	134	203	368	444
Net settlements of derivative instruments	32	14	37	(62)	(42)	46	(44)
Net (purchases) sales of short-term investments	(125)	(208)	619	288	71	(333)	(440)
Purchases of fixed assets	(15)	(11)	(13)	(14)	(12)	(26)	(23)
Other	5	(1)	(3)	30	98	4	98
Net cash provided by (used for) investing activities	(1,005)	(996)	(995)	(1,291)	(502)	(2,001)	(815)
Financing Activities
Purchases of common shares under share repurchase program	—	—	—	(10)	(321)	—	(576)
Proceeds from common shares issued, net	18	(18)	9	1	13	—	(4)
Change in third party investment in redeemable noncontrolling interests	(22)	—	—	—	—	(22)	—
Other	(1)	(2)	(1)	(3)	(131)	(3)	(82)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Net cash provided by (used for) financing activities	(15)	(30)	(2)	(22)	(449)	(45)	(682)
Effects of exchange rate changes on foreign currency cash and restricted cash	7	5	30	(37)	(39)	12	(43)
Increase (decrease) in cash and restricted cash	138	(58)	15	30	(88)	80	(86)
Cash and restricted cash, beginning of period	1,215	1,273	1,258	1,228	1,316	1,273	1,314
Cash and restricted cash, end of period	$1,353	$1,215	$1,273	$1,258	$1,228	$1,353	$1,228
Income taxes paid (received)	$69	$4	$53	$73	$120	$73	$129
Interest paid	$63	$—	$63	$—	$64	$63	$65

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer, the Chief Financial Officer and Treasurer and the President and Chief Underwriting Officer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:
•    Construction and national accounts: primary and excess casualty coverages for middle market and large construction accounts, a comprehensive range of products for middle market accounts in specialty industries and casualty solutions for large national accounts, including loss sensitive primary insurance programs (large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages written on a non-admitted basis.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily targeting program managers with unique expertise and niche products offering some combination of general liability, commercial automobile, property, inland marine, umbrella and workers’ compensation.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, cargo, war, specie and liability. Aviation, standalone terrorism and political risks are also offered. Coverage may be provided for operational and construction risk.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•Warranty and lenders solutions: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract, commercial and transactional surety coverages.

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: includes life reinsurance business, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,955	$2,544	$347	$4,845
Premiums ceded	(501)	(835)	(82)	(1,417)
Net premiums written	1,454	1,709	265	3,428
Change in unearned premiums	(126)	(366)	29	(463)
Net premiums earned	1,328	1,343	294	2,965
Other underwriting income (loss)	—	3	3	6
Losses and loss adjustment expenses	(761)	(743)	13	(1,491)
Acquisition expenses	(264)	(290)	(7)	(561)
Other operating expenses	(195)	(68)	(50)	(313)
Underwriting income (loss)	$108	$245	$253	606

Net investment income				242
Net realized gains (losses)				(123)
Equity in net income (loss) of investment funds accounted for using the equity method				69
Other income (loss)				3
Corporate expenses (2)				(20)
Transaction costs and other (2)				(1)
Amortization of intangible assets				(24)
Interest expense				(33)
Net foreign exchange gains (losses)				(5)
Income (loss) before income taxes and income (loss) from operating affiliates				714
Income tax (expense) benefit				(67)
Income (loss) from operating affiliates				22
Net income (loss)				669
Net (income) loss attributable to noncontrolling interests				2
Net income (loss) available to Arch				671
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$661

Underwriting Ratios
Loss ratio	57.3%	55.3%	(4.5)%	50.3%
Acquisition expense ratio	19.9%	21.6%	2.4%	18.9%
Other operating expense ratio	14.7%	5.0%	17.1%	10.6%
Combined ratio	91.9%	81.9%	15.0%	79.8%

Net premiums written to gross premiums written	74.4%	67.2%	76.4%	70.8%

Total investable assets				$30,441
Total assets				53,856
Total liabilities				39,213

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2022
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,705	$1,793	$372	$3,870
Premiums ceded	(477)	(630)	(78)	(1,185)
Net premiums written	1,228	1,163	294	2,685
Change in unearned premiums	(126)	(235)	2	(359)
Net premiums earned	1,102	928	296	2,326
Other underwriting income (loss)	—	5	(2)	3
Losses and loss adjustment expenses	(630)	(538)	65	(1,103)
Acquisition expenses	(214)	(189)	(10)	(413)
Other operating expenses	(161)	(66)	(50)	(277)
Underwriting income (loss)	$97	$140	$299	536

Net investment income				106
Net realized gains (losses)				(267)
Equity in net income (loss) of investment funds accounted for using the equity method				58
Other income (loss)				(12)
Corporate expenses (2)				(28)
Transaction costs and other (2)				—
Amortization of intangible assets				(27)
Interest expense				(33)
Net foreign exchange gains (losses)				88
Income (loss) before income taxes and income (loss) from operating affiliates				421
Income tax (expense) benefit				(22)
Income (loss) from operating affiliates				5
Net income (loss)				404
Net (income) loss attributable to noncontrolling interests				—
Net income (loss) available to Arch				404
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$394

Underwriting Ratios
Loss ratio	57.1%	57.9%	(21.9)%	47.4%
Acquisition expense ratio	19.4%	20.4%	3.4%	17.8%
Other operating expense ratio	14.6%	7.1%	17.0%	11.9%
Combined ratio	91.1%	85.4%	(1.5)%	77.1%

Net premiums written to gross premiums written	72.0%	64.9%	79.0%	69.4%

Total investable assets				$26,395
Total assets				45,719
Total liabilities				33,293
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$3,934	$5,004	$690	$9,625
Premiums ceded	(1,043)	(1,569)	(164)	(2,773)
Net premiums written	2,891	3,435	526	6,852
Change in unearned premiums	(306)	(762)	64	(1,004)
Net premiums earned	2,585	2,673	590	5,848
Other underwriting income (loss)	—	7	9	16
Losses and loss adjustment expenses	(1,464)	(1,509)	11	(2,962)
Acquisition expenses	(509)	(571)	(14)	(1,094)
Other operating expenses	(390)	(142)	(100)	(632)
Underwriting income (loss)	$222	$458	$496	1,176

Net investment income				441
Net realized gains (losses)				(106)
Equity in net income (loss) of investment funds accounted for using the equity method				117
Other income (loss)				14
Corporate expenses (2)				(49)
Transaction costs and other (2)				(2)
Amortization of intangible assets				(47)
Interest expense				(65)
Net foreign exchange gains (losses)				(23)
Income (loss) before income taxes and income (loss) from operating affiliates				1,456
Income tax (expense) benefit				(131)
Income (loss) from operating affiliates				61
Net income (loss)				1,386
Net (income) loss attributable to noncontrolling interests				—
Net income (loss) available to Arch				1,386
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$1,366

Underwriting Ratios
Loss ratio	56.6%	56.5%	(1.9)%	50.6%
Acquisition expense ratio	19.7%	21.3%	2.4%	18.7%
Other operating expense ratio	15.1%	5.3%	17.0%	10.8%
Combined ratio	91.4%	83.1%	17.5%	80.1%

Net premiums written to gross premiums written	73.5%	68.6%	76.2%	71.2%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2022
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$3,425	$3,512	$737	$7,671
Premiums ceded	(990)	(1,210)	(155)	(2,352)
Net premiums written	2,435	2,302	582	5,319
Change in unearned premiums	(306)	(570)	4	(872)
Net premiums earned	2,129	1,732	586	4,447
Other underwriting income (loss)	—	6	3	9
Losses and loss adjustment expenses	(1,231)	(992)	119	(2,104)
Acquisition expenses	(410)	(361)	(20)	(791)
Other operating expenses	(328)	(136)	(103)	(567)
Underwriting income (loss)	$160	$249	$585	994

Net investment income				186
Net realized gains (losses)				(559)
Equity in net income (loss) of investment funds accounted for using the equity method				94
Other income (loss)				(21)
Corporate expenses (2)				(60)
Transaction costs and other (2)				—
Amortization of intangible assets				(54)
Interest expense				(66)
Net foreign exchange gains (losses)				92
Income (loss) before income taxes and income (loss) from operating affiliates				606
Income tax (expense) benefit				(34)
Income (loss) from operating affiliates				30
Net income (loss)				602
Net (income) loss attributable to noncontrolling interests				(2)
Net income (loss) available to Arch				600
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$580

Underwriting Ratios
Loss ratio	57.8%	57.3%	(20.4)%	47.3%
Acquisition expense ratio	19.2%	20.9%	3.5%	17.8%
Other operating expense ratio	15.4%	7.8%	17.7%	12.8%
Combined ratio	92.4%	86.0%	0.8%	77.9%

Net premiums written to gross premiums written	71.1%	65.5%	79.0%	69.3%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Gross premiums written	$1,955	$1,979	$1,644	$1,862	$1,705	$3,934	$3,425
Premiums ceded	(501)	(542)	(427)	(493)	(477)	(1,043)	(990)
Net premiums written	1,454	1,437	1,217	1,369	1,228	2,891	2,435
Change in unearned premiums	(126)	(180)	27	(182)	(126)	(306)	(306)
Net premiums earned	1,328	1,257	1,244	1,187	1,102	2,585	2,129
Losses and loss adjustment expenses	(761)	(703)	(730)	(823)	(630)	(1,464)	(1,231)
Acquisition expenses	(264)	(245)	(244)	(233)	(214)	(509)	(410)
Other operating expenses	(195)	(195)	(172)	(165)	(161)	(390)	(328)
Underwriting income (loss)	$108	$114	$98	$(34)	$97	$222	$160

Underwriting Ratios
Loss ratio	57.3%	55.9%	58.7%	69.3%	57.1%	56.6%	57.8%
Acquisition expense ratio	19.9%	19.5%	19.6%	19.6%	19.4%	19.7%	19.2%
Other operating expense ratio	14.7%	15.5%	13.8%	13.9%	14.6%	15.1%	15.4%
Combined ratio	91.9%	90.9%	92.1%	102.8%	91.1%	91.4%	92.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.6%	1.6%	2.8%	13.4%	1.5%	2.1%	2.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.5)%	(0.5)%	(0.3)%	(0.1)%	(0.4)%	(0.5)%	(0.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.8%	89.8%	89.6%	89.5%	90.0%	89.8%	90.4%

Net premiums written to gross premiums written	74.4%	72.6%	74.0%	73.5%	72.0%	73.5%	71.1%

(1)See ‘Comments on Regulation G’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2023		2023		2022		2022		2022		2023		2022
Net Premiums Written by Underwriting Unit
Professional Lines	$342	23.5%	$328	22.8%	$393	32.3%	$412	30.1%	$349	28.4%	$670	23.2%	$697	28.6%
Property, energy, marine and aviation	320	22.0%	275	19.1%	190	15.6%	241	17.6%	246	20.0%	595	20.6%	447	18.4%
Programs	210	14.4%	141	9.8%	130	10.7%	189	13.8%	163	13.3%	351	12.1%	292	12.0%
Construction and national accounts	144	9.9%	173	12.0%	135	11.1%	98	7.2%	101	8.2%	317	11.0%	237	9.7%
Excess and surplus casualty	135	9.3%	131	9.1%	129	10.6%	111	8.1%	121	9.9%	266	9.2%	221	9.1%
Travel, accident and health	126	8.7%	180	12.5%	106	8.7%	107	7.8%	106	8.6%	306	10.6%	271	11.1%
Warranty and lenders solutions	42	2.9%	89	6.2%	36	3.0%	42	3.1%	36	2.9%	131	4.5%	61	2.5%
Other	135	9.3%	120	8.4%	98	8.1%	169	12.3%	106	8.6%	255	8.8%	209	8.6%
Total	$1,454	100.0%	$1,437	100.0%	$1,217	100.0%	$1,369	100.0%	$1,228	100.0%	$2,891	100.0%	$2,435	100.0%

Net Premiums Written by Underwriting Location
United States	$965	66.4%	$893	62.1%	$788	64.7%	$916	66.9%	$843	68.6%	$1,858	64.3%	$1,638	67.3%
Europe	416	28.6%	480	33.4%	351	28.8%	380	27.8%	316	25.7%	896	31.0%	674	27.7%
Other	73	5.0%	64	4.5%	78	6.4%	73	5.3%	69	5.6%	137	4.7%	123	5.1%
Total	$1,454	100.0%	$1,437	100.0%	$1,217	100.0%	$1,369	100.0%	$1,228	100.0%	$2,891	100.0%	$2,435	100.0%

Net Premiums Earned by Underwriting Unit
Professional Lines	$355	26.7%	$349	27.8%	$368	29.6%	$342	28.8%	$314	28.5%	$704	27.2%	$604	28.4%
Property, energy, marine and aviation	237	17.8%	227	18.1%	215	17.3%	202	17.0%	181	16.4%	464	17.9%	355	16.7%
Programs	162	12.2%	144	11.5%	151	12.1%	150	12.6%	149	13.5%	306	11.8%	289	13.6%
Construction and national accounts	133	10.0%	126	10.0%	126	10.1%	110	9.3%	99	9.0%	259	10.0%	196	9.2%
Excess and surplus casualty	116	8.7%	111	8.8%	104	8.4%	100	8.4%	98	8.9%	227	8.8%	189	8.9%
Travel, accident and health	147	11.1%	128	10.2%	124	10.0%	133	11.2%	130	11.8%	275	10.6%	235	11.0%
Warranty and lenders solutions	49	3.7%	50	4.0%	36	2.9%	33	2.8%	28	2.5%	99	3.8%	59	2.8%
Other	129	9.7%	122	9.7%	120	9.6%	117	9.9%	103	9.3%	251	9.7%	202	9.5%
Total	$1,328	100.0%	$1,257	100.0%	$1,244	100.0%	$1,187	100.0%	$1,102	100.0%	$2,585	100.0%	$2,129	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Gross premiums written	$2,544	$2,460	$1,797	$1,639	$1,793	$5,004	$3,512
Premiums ceded	(835)	(734)	(254)	(560)	(630)	(1,569)	(1,210)
Net premiums written	1,709	1,726	1,543	1,079	1,163	3,435	2,302
Change in unearned premiums	(366)	(396)	(318)	(77)	(235)	(762)	(570)
Net premiums earned	1,343	1,330	1,225	1,002	928	2,673	1,732
Other underwriting income (loss)	3	4	(1)	—	5	7	6
Losses and loss adjustment expenses	(743)	(766)	(648)	(928)	(538)	(1,509)	(992)
Acquisition expenses	(290)	(281)	(244)	(208)	(189)	(571)	(361)
Other operating expenses	(68)	(74)	(69)	(63)	(66)	(142)	(136)
Underwriting income (loss)	$245	$213	$263	$(197)	$140	$458	$249

Underwriting Ratios
Loss ratio	55.3%	57.6%	52.9%	92.6%	57.9%	56.5%	57.3%
Acquisition expense ratio	21.6%	21.1%	19.9%	20.8%	20.4%	21.3%	20.9%
Other operating expense ratio	5.0%	5.6%	5.6%	6.3%	7.1%	5.3%	7.8%
Combined ratio	81.9%	84.3%	78.4%	119.7%	85.4%	83.1%	86.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	6.3%	4.4%	—%	39.1%	7.1%	5.4%	6.9%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(1.8)%	(3.4)%	(4.5)%	(4.9)%	(4.5)%	(2.6)%	(3.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	77.4%	83.3%	82.9%	85.5%	82.8%	80.3%	82.8%

Net premiums written to gross premiums written	67.2%	70.2%	85.9%	65.8%	64.9%	68.6%	65.5%

(1)See ‘Comments on Regulation G’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2023		2023		2022		2022		2022		2023		2022
Net Premiums Written by Underwriting Unit
Other specialty	$479	28.0%	$619	35.9%	$803	52.0%	$381	35.3%	$435	37.4%	$1,098	32.0%	$799	34.7%
Property catastrophe	469	27.4%	257	14.9%	55	3.6%	78	7.2%	154	13.2%	726	21.1%	283	12.3%
Property excluding property catastrophe	457	26.7%	446	25.8%	340	22.0%	342	31.7%	299	25.7%	903	26.3%	594	25.8%
Casualty	231	13.5%	283	16.4%	264	17.1%	230	21.3%	213	18.3%	514	15.0%	479	20.8%
Marine and aviation	55	3.2%	99	5.7%	51	3.3%	29	2.7%	35	3.0%	154	4.5%	87	3.8%
Other	18	1.1%	22	1.3%	30	1.9%	19	1.8%	27	2.3%	40	1.2%	60	2.6%
Total	$1,709	100.0%	$1,726	100.0%	$1,543	100.0%	$1,079	100.0%	$1,163	100.0%	$3,435	100.0%	$2,302	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$958	56.1%	$899	52.1%	$910	59.0%	$521	48.3%	$589	50.6%	$1,857	54.1%	$1,130	49.1%
United States	408	23.9%	421	24.4%	377	24.4%	312	28.9%	287	24.7%	829	24.1%	558	24.2%
Europe and other	343	20.1%	406	23.5%	256	16.6%	246	22.8%	287	24.7%	749	21.8%	614	26.7%
Total	$1,709	100.0%	$1,726	100.0%	$1,543	100.0%	$1,079	100.0%	$1,163	100.0%	$3,435	100.0%	$2,302	100.0%

Net Premiums Earned by Underwriting Unit
Other specialty	$483	36.0%	$511	38.4%	$532	43.4%	$330	32.9%	$284	30.6%	$994	37.2%	$516	29.8%
Property catastrophe	169	12.6%	139	10.5%	77	6.3%	118	11.8%	95	10.2%	308	11.5%	172	9.9%
Property excluding property catastrophe	358	26.7%	354	26.6%	310	25.3%	282	28.1%	266	28.7%	712	26.6%	498	28.8%
Casualty	258	19.2%	253	19.0%	220	18.0%	222	22.2%	215	23.2%	511	19.1%	413	23.8%
Marine and aviation	56	4.2%	51	3.8%	50	4.1%	25	2.5%	42	4.5%	107	4.0%	84	4.8%
Other	19	1.4%	22	1.7%	36	2.9%	25	2.5%	26	2.8%	41	1.5%	49	2.8%
Total	$1,343	100.0%	$1,330	100.0%	$1,225	100.0%	$1,002	100.0%	$928	100.0%	$2,673	100.0%	$1,732	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Gross premiums written	$347	$343	$356	$362	$372	$690	$737
Premiums ceded	(82)	(82)	(81)	(86)	(78)	(164)	(155)
Net premiums written	265	261	275	276	294	526	582
Change in unearned premiums	29	35	17	6	2	64	4
Net premiums earned	294	296	292	282	296	590	586
Other underwriting income	3	6	2	3	(2)	9	3
Losses and loss adjustment expenses	13	(2)	137	68	65	11	119
Acquisition expenses	(7)	(7)	(13)	(7)	(10)	(14)	(20)
Other operating expenses	(50)	(50)	(45)	(47)	(50)	(100)	(103)
Underwriting income	$253	$243	$373	$299	$299	$496	$585

Underwriting Ratios
Loss ratio	(4.5)%	0.6%	(46.9)%	(24.1)%	(21.9)%	(1.9)%	(20.4)%
Acquisition expense ratio	2.4%	2.5%	4.4%	2.4%	3.4%	2.4%	3.5%
Other operating expense ratio	17.1%	16.9%	15.4%	16.5%	17.0%	17.0%	17.7%
Combined ratio	15.0%	20.0%	(27.1)%	(5.2)%	(1.5)%	17.5%	0.8%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(28.7)%	(24.6)%	(72.1)%	(45.1)%	(40.7)%	(26.6)%	(38.6)%
Combined ratio excluding prior year development (1)	43.7%	44.6%	45.0%	39.9%	39.2%	44.1%	39.4%

Net premiums written to gross premiums written	76.4%	76.1%	77.2%	76.2%	79.0%	76.2%	79.0%

(1)    See ‘Comments on Regulation G’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2023		2023		2022		2022		2022		2023		2022
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$186	70.2%	$186	71.3%	$187	68.0%	$185	67.0%	$198	67.3%	$372	70.7%	$397	68.2%
U.S. credit risk transfer (CRT) and other	54	20.4%	53	20.3%	53	19.3%	51	18.5%	49	16.7%	107	20.3%	92	15.8%
International mortgage insurance/reinsurance	25	9.4%	22	8.4%	35	12.7%	40	14.5%	47	16.0%	47	8.9%	93	16.0%
Total	$265	100.0%	$261	100.0%	$275	100.0%	$276	100.0%	$294	100.0%	$526	100.0%	$582	100.0%

Net Premiums Written by Underwriting Location
United States	$187	70.6%	$188	72.0%	$190	69.1%	$188	68.1%	$202	68.7%	$375	71.3%	$403	69.2%
Other	78	29.4%	73	28.0%	85	30.9%	88	31.9%	92	31.3%	151	28.7%	179	30.8%
Total	$265	100.0%	$261	100.0%	$275	100.0%	$276	100.0%	$294	100.0%	$526	100.0%	$582	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$194	66.0%	$196	66.2%	$197	67.5%	$194	68.8%	$206	69.6%	$390	66.1%	$413	70.5%
U.S. credit risk transfer (CRT) and other	54	18.4%	53	17.9%	53	18.2%	51	18.1%	49	16.6%	107	18.1%	92	15.7%
International mortgage insurance/reinsurance	46	15.6%	47	15.9%	42	14.4%	37	13.1%	41	13.9%	93	15.8%	81	13.8%
Total	$294	100.0%	$296	100.0%	$292	100.0%	$282	100.0%	$296	100.0%	$590	100.0%	$586	100.0%

(U.S. Dollars in millions)
	June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$293,902	56.6%	$294,244	57.3%	$295,651	57.6%	$294,857	58.8%	$291,952	59.8%
U.S. credit risk transfer (CRT) and other	154,983	29.9%	147,731	28.8%	145,087	28.3%	143,897	28.7%	129,203	26.5%
International mortgage insurance/reinsurance	70,117	13.5%	71,327	13.9%	72,315	14.1%	63,068	12.6%	67,082	13.7%
Total	$519,002	100.0%	$513,302	100.0%	$513,053	100.0%	$501,822	100.0%	$488,237	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$75,941	84.5%	$75,770	84.8%	$75,806	84.8%	$75,343	85.1%	$74,258	85.0%
U.S. credit risk transfer and other	6,556	7.3%	6,286	7.0%	6,245	7.0%	6,473	7.3%	6,037	6.9%
International mortgage insurance/reinsurance	7,385	8.2%	7,333	8.2%	7,369	8.2%	6,727	7.6%	7,103	8.1%
Total	$89,882	100.0%	$89,389	100.0%	$89,420	100.0%	$88,543	100.0%	$87,398	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022

Total RIF by credit quality (FICO score):
>=740	$46,978	61.9%	$46,788	61.8%	$46,812	61.8%	$46,538	61.8%	$45,612	61.4%
680-739	25,083	33.0%	25,016	33.0%	24,945	32.9%	24,671	32.7%	24,409	32.9%
620-679	3,622	4.8%	3,699	4.9%	3,772	5.0%	3,850	5.1%	3,942	5.3%
<620	258	0.3%	267	0.4%	277	0.4%	284	0.4%	295	0.4%
Total	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%
Weighted average FICO score	748		748		750		748		747
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,151	9.4%	$7,215	9.5%	$7,289	9.6%	$7,334	9.7%	$7,400	10.0%
90.01% to 95.00%	44,496	58.6%	44,066	58.2%	43,681	57.6%	43,049	57.1%	41,951	56.5%
85.01% to 90.00%	20,627	27.2%	20,665	27.3%	20,851	27.5%	20,876	27.7%	20,718	27.9%
85.00% and below	3,667	4.8%	3,824	5.0%	3,985	5.3%	4,084	5.4%	4,189	5.6%
Total	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%
Weighted average LTV	93.0%		92.9%		92.8%		92.9%		92.8%
Total RIF by State:
California	$6,317	8.3%	$6,369	8.4%	$6,341	8.4%	$6,219	8.3%	$6,077	8.2%
Texas	6,159	8.1%	6,179	8.2%	6,151	8.1%	6,080	8.1%	5,971	8.0%
North Carolina	3,239	4.3%	3,191	4.2%	3,160	4.2%	3,139	4.2%	3,075	4.1%
Florida	3,167	4.2%	3,225	4.3%	3,268	4.3%	3,275	4.3%	3,301	4.4%
Georgia	3,155	4.2%	3,167	4.2%	3,169	4.2%	3,150	4.2%	3,109	4.2%
Minnesota	3,023	4.0%	2,994	4.0%	3,003	4.0%	2,996	4.0%	2,980	4.0%
Illinois	3,010	4.0%	3,054	4.0%	3,081	4.1%	3,087	4.1%	3,054	4.1%
Massachusetts	2,834	3.7%	2,822	3.7%	2,809	3.7%	2,771	3.7%	2,684	3.6%
Michigan	2,661	3.5%	2,626	3.5%	2,618	3.5%	2,587	3.4%	2,558	3.4%
Virginia	2,619	3.4%	2,634	3.5%	2,656	3.5%	2,647	3.5%	2,634	3.5%
Other	39,757	52.4%	39,509	52.1%	39,550	52.2%	39,392	52.3%	38,815	52.3%
Total	$75,941	100.0%	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.8%		25.8%		25.6%		25.6%		25.4%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$57,019		$57,001		$57,151		$56,890		$56,529
Analysts’ persistency (2)	83.0%		81.7%		79.5%		75.4%		71.3%
Risk-to-capital ratio -- Arch MI U.S. (3)	6.9:1		6.9:1		7.2:1		7.6:1		7.8:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	245%		248%		236%		237%		219%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for June 30, 2023).
(4) Calculated as available assets divided by required assets as defined within PMIERs (estimate for June 30, 2023). There was approximately $2.3 billion of excess available assets at June 30, 2023.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
Total new insurance written (NIW) (1)	$12,292		$10,394		$11,413		$17,425		$23,499

Total NIW by credit quality (FICO score):
>=740	$8,151	66.3%	$6,672	64.2%	$7,155	62.7%	$11,615	66.7%	$16,121	68.6%
680-739	3,832	31.2%	3,490	33.6%	3,992	35.0%	5,322	30.5%	6,800	28.9%
620-679	308	2.5%	229	2.2%	265	2.3%	485	2.8%	576	2.5%
<620	1	0.0%	3	0.0%	1	0.0%	3	0.0%	2	0.0%
Total	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%

Total NIW by LTV:
95.01% and above	$635	5.2%	$519	5.0%	$555	4.9%	$973	5.6%	$1,195	5.1%
90.01% to 95.00%	6,855	55.8%	6,043	58.1%	6,725	58.9%	9,916	56.9%	13,290	56.6%
85.01% to 90.00%	3,516	28.6%	2,772	26.7%	3,040	26.6%	4,839	27.8%	6,591	28.0%
85.00% and below	1,286	10.5%	1,060	10.2%	1,093	9.6%	1,697	9.7%	2,423	10.3%
Total	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%

Total NIW monthly vs. single:
Monthly	$11,870	96.6%	$10,106	97.2%	$11,090	97.2%	$16,911	97.1%	$22,872	97.3%
Single	422	3.4%	288	2.8%	323	2.8%	514	2.9%	627	2.7%
Total	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%

Total NIW purchase vs. refinance:
Purchase	$12,063	98.1%	$10,201	98.1%	$11,202	98.2%	$17,159	98.5%	$23,059	98.1%
Refinance	229	1.9%	193	1.9%	211	1.8%	266	1.5%	440	1.9%
Total	$12,292	100.0%	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%

Ending number of policies in force (PIF) (2)	1,138,681		1,147,081		1,160,219		1,168,735		1,168,147

Rollforward of insured loans in default:
Beginning delinquent number of loans	18,975		20,567		20,214		20,692		24,270
Plus: new notices	9,028		9,476		10,068		9,515		7,978
Less: cures	(9,505)		(10,853)		(9,564)		(9,832)		(11,363)
Less: paid claims	(212)		(215)		(151)		(161)		(193)
Ending delinquent number of loans (2)	18,286		18,975		20,567		20,214		20,692

Ending percentage of loans in default (2)	1.61%		1.65%		1.77%		1.73%		1.77%

Losses:
Number of claims paid	212		215		151		161		193
Total paid claims (in thousands)	$5,715		$7,185		$4,547		$5,223		$5,626
Average per claim (in thousands)	$27.0		$33.4		$30.1		$32.4		$29.2
Severity (3)	61.5%		81.8%		69.5%		72.3%		72.3%

Average case reserve per default (in thousands)	$23.1		$23.0		$21.1		$27.7		$30.3
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	June 30, 2023						December 31, 2022
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2013 and prior	33.1%	$11,667	4.0%	$2,946	3.9%	6.57%	36.1%	$12,931	4.4%	$3,222	4.3%	7.07%
2014	1.6%	3,170	1.1%	863	1.1%	2.32%	1.9%	3,696	1.3%	1,012	1.3%	2.61%
2015	2.1%	5,449	1.9%	1,462	1.9%	1.82%	2.4%	6,236	2.1%	1,680	2.2%	2.08%
2016	5.4%	8,518	2.9%	2,296	3.0%	2.40%	5.8%	10,225	3.5%	2,744	3.6%	2.66%
2017	7.9%	8,494	2.9%	2,257	3.0%	2.85%	9.1%	9,508	3.2%	2,521	3.3%	3.06%
2018	10.8%	9,355	3.2%	2,410	3.2%	3.69%	11.6%	10,260	3.5%	2,625	3.5%	4.11%
2019	9.7%	17,396	5.9%	4,446	5.9%	2.13%	10.2%	19,096	6.5%	4,840	6.4%	2.36%
2020	11.5%	57,659	19.6%	14,756	19.4%	0.94%	11.3%	65,141	22.0%	16,414	21.7%	1.20%
2021	12.8%	83,650	28.5%	21,394	28.2%	0.89%	9.9%	89,621	30.3%	22,740	30.0%	0.95%
2022	5.0%	66,340	22.6%	17,352	22.8%	0.56%	1.7%	68,937	23.3%	18,008	23.8%	0.20%
2023	0.1%	22,204	7.6%	5,759	7.6%	0.08%
Total	100.0%	$293,902	100.0%	$75,941	100.0%	1.61%	100.0%	$295,651	100.0%	$75,806	100.0%	1.77%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $403.4 million at June 30, 2023, compared to $415.2 million at December 31, 2022.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Gross premiums written	$4,845	$4,780	$3,795	$3,861	$3,870	$9,625	$7,671
Premiums ceded	(1,417)	(1,356)	(760)	(1,137)	(1,185)	(2,773)	(2,352)
Net premiums written	3,428	3,424	3,035	2,724	2,685	6,852	5,319
Change in unearned premiums	(463)	(541)	(274)	(253)	(359)	(1,004)	(872)
Net premiums earned	2,965	2,883	2,761	2,471	2,326	5,848	4,447
Other underwriting income (loss)	6	10	1	3	3	16	9
Losses and loss adjustment expenses	(1,491)	(1,471)	(1,241)	(1,683)	(1,103)	(2,962)	(2,104)
Acquisition expenses	(561)	(533)	(501)	(448)	(413)	(1,094)	(791)
Other operating expenses	(313)	(319)	(286)	(275)	(277)	(632)	(567)
Underwriting income (loss)	$606	$570	$734	$68	$536	$1,176	$994

Underwriting Ratios
Loss ratio	50.3%	51.0%	45.0%	68.1%	47.4%	50.6%	47.3%
Acquisition expense ratio	18.9%	18.5%	18.1%	18.1%	17.8%	18.7%	17.8%
Other operating expense ratio	10.6%	11.1%	10.4%	11.1%	11.9%	10.8%	12.8%
Combined ratio	79.8%	80.6%	73.5%	97.3%	77.1%	80.1%	77.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.0%	2.7%	1.3%	22.3%	3.5%	3.4%	3.8%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.9)%	(4.3)%	(9.8)%	(7.2)%	(7.2)%	(4.1)%	(6.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	79.7%	82.2%	82.0%	82.2%	80.8%	80.8%	80.8%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$1,072	$867	$904	$765	$745	$1,939	$1,472
Change in unpaid losses and loss adjustment expenses	419	604	337	918	358	1,023	632
Total losses and loss adjustment expenses	$1,491	$1,471	$1,241	$1,683	$1,103	$2,962	$2,104

Net premiums written to gross premiums written	70.8%	71.6%	80.0%	70.6%	69.4%	71.2%	69.3%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(7)	$(7)	$(4)	$(1)	$(5)	$(14)	$(6)
Reinsurance	(25)	(46)	(55)	(49)	(41)	(71)	(63)
Mortgage	(84)	(73)	(211)	(127)	(120)	(157)	(226)
Total	$(116)	$(126)	$(270)	$(177)	$(166)	$(242)	$(295)
Impact on losses and loss adjustment expenses:
Insurance	$(12)	$(12)	$(6)	$(5)	$(7)	$(24)	$(14)
Reinsurance	(29)	(53)	(63)	(49)	(46)	(82)	(78)
Mortgage	(80)	(71)	(208)	(126)	(118)	(151)	(220)
Total	$(121)	$(136)	$(277)	$(180)	$(171)	$(257)	$(312)
Impact on acquisition expenses:
Insurance	$5	$5	$2	$4	$2	$10	$8
Reinsurance	4	7	8	—	5	11	15
Mortgage	(4)	(2)	(3)	(1)	(2)	(6)	(6)
Total	$5	$10	$7	$3	$5	$15	$17
Impact on combined ratio:
Insurance	(0.5)%	(0.5)%	(0.3)%	(0.1)%	(0.4)%	(0.5)%	(0.3)%
Reinsurance	(1.8)%	(3.4)%	(4.5)%	(4.9)%	(4.5)%	(2.6)%	(3.7)%
Mortgage	(28.7)%	(24.6)%	(72.1)%	(45.1)%	(40.7)%	(26.6)%	(38.6)%
Total	(3.9)%	(4.3)%	(9.8)%	(7.2)%	(7.2)%	(4.1)%	(6.7)%
Impact on loss ratio:
Insurance	(0.9)%	(0.9)%	(0.5)%	(0.5)%	(0.6)%	(0.9)%	(0.7)%
Reinsurance	(2.2)%	(4.0)%	(5.2)%	(4.9)%	(5.0)%	(3.0)%	(4.6)%
Mortgage	(27.2)%	(23.9)%	(71.1)%	(44.7)%	(39.9)%	(25.6)%	(37.6)%
Total	(4.1)%	(4.7)%	(10.0)%	(7.3)%	(7.4)%	(4.4)%	(7.0)%
Impact on acquisition expense ratio:
Insurance	0.4%	0.4%	0.2%	0.4%	0.2%	0.4%	0.4%
Reinsurance	0.4%	0.6%	0.7%	0.0%	0.5%	0.4%	0.9%
Mortgage	(1.5)%	(0.7)%	(1.0)%	(0.4)%	(0.8)%	(1.0)%	(1.0)%
Total	0.2%	0.4%	0.2%	0.1%	0.2%	0.3%	0.3%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$35	$20	$34	$159	$16	$55	$48
Reinsurance	84	59	—	392	66	143	120
Total	$119	$79	$34	$551	$82	$198	$168
Impact on combined ratio:
Insurance	2.6%	1.6%	2.8%	13.4%	1.5%	2.1%	2.3%
Reinsurance	6.3%	4.4%	0.0%	39.1%	7.1%	5.4%	6.9%
Total	4.0%	2.7%	1.3%	22.3%	3.5%	3.4%	3.8%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2023		2023		2022		2022		2022
Investable assets:
Fixed maturities available for sale, at fair value	$21,434	70.4%	$20,692	70.4%	$19,683	70.1%	$18,121	67.9%	$17,585	66.6%
Fixed maturities—fair value option (1)	659	2.2%	631	2.1%	554	2.0%	530	2.0%	525	2.0%
Total fixed maturities	22,093	72.6%	21,323	72.5%	20,237	72.1%	18,651	69.9%	18,110	68.6%

Equity securities, at fair value	911	3.0%	859	2.9%	860	3.1%	810	3.0%	773	2.9%
Equity securities—fair value option (1)	7	0.0%	7	0.0%	14	0.0%	14	0.1%	14	0.1%
Total equity securities	918	3.0%	866	2.9%	874	3.1%	824	3.1%	787	3.0%

Other investments—fair value option (1)	1,172	3.9%	1,121	3.8%	1,043	3.7%	1,006	3.8%	1,055	4.0%

Investments accounted for using the equity method (2)	4,073	13.4%	3,896	13.3%	3,774	13.4%	3,566	13.4%	3,496	13.2%

Short-term investments available for sale, at fair value	1,702	5.6%	1,553	5.3%	1,332	4.7%	1,941	7.3%	2,228	8.4%
Short-term investments—fair value option (1)	8	0.0%	17	0.1%	33	0.1%	28	0.1%	40	0.2%
Total short-term investments	1,710	5.6%	1,570	5.3%	1,365	4.9%	1,969	7.4%	2,268	8.6%

Cash	904	3.0%	803	2.7%	855	3.0%	814	3.1%	814	3.1%

Securities transactions entered into but not settled at the balance sheet date	(429)	(1.4)%	(178)	(0.6)%	(83)	(0.3)%	(148)	(0.6)%	(135)	(0.5)%
Total investable assets held by the Company	$30,441	100.0%	$29,401	100.0%	$28,065	100.0%	$26,682	100.0%	$26,395	100.0%

Average effective duration (in years)	3.03		2.89		2.89		2.84		2.94
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA/Aa2		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Composition of net investment income:
Fixed maturities	$214	$188	$158	$124	$105	$402	$187
Equity securities (dividends)	6	4	6	4	6	10	12
Short-term investments	15	14	13	9	4	29	7
Other (1)	25	13	18	9	8	38	20
Gross investment income	260	219	195	146	123	479	226
Investment expenses	(18)	(20)	(14)	(17)	(17)	(38)	(40)
Net investment income	$242	$199	$181	$129	$106	$441	$186
Per share	$0.64	$0.53	$0.48	$0.34	$0.28	$1.17	$0.49

Equity in net income (loss) of investment funds accounted for using the equity method	69	48	40	(19)	58	117	94
Per share	$0.18	$0.13	$0.11	$(0.05)	$0.15	$0.31	$0.25

Investment income yield, at amortized cost (2):
Pre-tax	3.50%	3.03%	2.80%	2.06%	1.76%	3.33%	1.54%
After-tax	3.05%	2.58%	2.41%	1.77%	1.49%	2.87%	1.31%

Total return on investments (3)	0.56%	2.54%	2.60%	(3.01)%	(3.02)%	3.10%	(6.00)%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2023
Corporates	$10,616	$54	$(693)	$(639)	$(50)	$11,305	93.9%	48.1%
U.S. government and government agencies	4,537	4	(176)	(172)	—	4,709	96.3%	20.5%
Municipal bonds	306	1	(27)	(26)	—	332	92.2%	1.4%
Non-U.S. government securities	2,287	20	(204)	(184)	(3)	2,474	92.4%	10.4%
Asset-backed securities	2,405	5	(95)	(90)	(6)	2,501	96.2%	10.9%
Commercial mortgage-backed securities	1,082	—	(49)	(49)	(2)	1,133	95.5%	4.9%
Residential mortgage-backed securities	860	3	(87)	(84)	—	944	91.1%	3.9%
Total	$22,093	$87	$(1,331)	$(1,244)	$(61)	$23,398	94.4%	100.0%

At December 31, 2022
Corporates	$8,563	$55	$(781)	$(726)	$(30)	$9,319	91.9%	42.3%
U.S. government and government agencies	5,167	15	(343)	(328)	—	5,495	94.0%	25.5%
Municipal bonds	419	3	(33)	(30)	—	449	93.3%	2.1%
Non-U.S. government securities	2,317	9	(238)	(229)	(2)	2,548	90.9%	11.4%
Asset-backed securities	1,929	1	(107)	(106)	(6)	2,041	94.5%	9.5%
Commercial mortgage-backed securities	1,047	1	(58)	(57)	(3)	1,107	94.6%	5.2%
Residential mortgage-backed securities	795	5	(87)	(82)	—	877	90.6%	3.9%
Total	$20,237	$89	$(1,647)	$(1,558)	$(41)	$21,836	92.7%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2023		2023		2022		2022		2022
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$5,282	23.9%	$5,274	24.7%	$5,831	28.8%	$5,746	30.8%	$4,892	27.0%
AAA	3,985	18.0%	3,826	17.9%	3,617	17.9%	3,345	17.9%	3,353	18.5%
AA	2,285	10.3%	2,136	10.0%	2,214	10.9%	2,031	10.9%	2,064	11.4%
A	4,810	21.8%	4,540	21.3%	3,993	19.7%	3,383	18.1%	3,464	19.1%
BBB	4,165	18.9%	3,875	18.2%	3,324	16.4%	3,001	16.1%	3,115	17.2%
BB	770	3.5%	711	3.3%	560	2.8%	532	2.9%	552	3.0%
B	366	1.7%	384	1.8%	377	1.9%	358	1.9%	367	2.0%
Lower than B	16	0.1%	18	0.1%	12	0.1%	12	0.1%	5	0.0%
Not rated	414	1.9%	559	2.6%	309	1.5%	243	1.3%	298	1.6%
Total fixed maturities, at fair value	$22,093	100.0%	$21,323	100.0%	$20,237	100.0%	$18,651	100.0%	$18,110	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$594	2.7%	$505	2.4%	$534	2.6%	$602	3.2%	$435	2.4%
Due after one year through five years	12,399	56.1%	11,739	55.1%	11,292	55.8%	10,284	55.1%	9,661	53.3%
Due after five years through ten years	4,630	21.0%	4,616	21.6%	4,156	20.5%	4,032	21.6%	4,261	23.5%
Due after 10 years	123	0.6%	242	1.1%	484	2.4%	312	1.7%	422	2.3%
	17,746	80.3%	17,102	80.2%	16,466	81.4%	15,230	81.7%	14,779	81.6%
Residential mortgage-backed securities	860	3.9%	823	3.9%	795	3.9%	763	4.1%	698	3.9%
Commercial mortgage-backed securities	1,082	4.9%	1,035	4.9%	1,047	5.2%	1,064	5.7%	1,023	5.6%
Asset-backed securities	2,405	10.9%	2,363	11.1%	1,929	9.5%	1,594	8.5%	1,610	8.9%
Total fixed maturities, at fair value	$22,093	100.0%	$21,323	100.0%	$20,237	100.0%	$18,651	100.0%	$18,110	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2023		2023		2022		2022		2022
Sector:
Industrials	$4,988	47.0%	$4,672	46.6%	$3,463	40.4%	$2,926	38.4%	$2,928	37.5%
Financials	4,334	40.8%	4,329	43.2%	4,246	49.6%	4,093	53.7%	4,191	53.7%
Utilities	927	8.7%	798	8.0%	546	6.4%	483	6.3%	559	7.2%
All other (1)	367	3.5%	223	2.2%	308	3.6%	117	1.5%	133	1.7%
Total	$10,616	100.0%	$10,022	100.0%	$8,563	100.0%	$7,619	100.0%	$7,811	100.0%

Credit quality distribution (2):
AAA	$227	2.1%	$176	1.8%	$178	2.1%	$163	2.1%	$160	2.0%
AA	913	8.6%	869	8.7%	767	9.0%	824	10.8%	784	10.0%
A	4,197	39.5%	3,994	39.9%	3,266	38.1%	2,741	36.0%	2,797	35.8%
BBB	3,885	36.6%	3,628	36.2%	3,096	36.2%	2,834	37.2%	2,932	37.5%
BB	714	6.7%	658	6.6%	541	6.3%	517	6.8%	523	6.7%
B	365	3.4%	383	3.8%	371	4.3%	351	4.6%	353	4.5%
Lower than B	16	0.2%	18	0.2%	12	0.1%	11	0.1%	4	0.1%
Not rated	299	2.8%	296	3.0%	332	3.9%	178	2.3%	258	3.3%
Total	$10,616	100.0%	$10,022	100.0%	$8,563	100.0%	$7,619	100.0%	$7,811	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2023:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Bank of America Corporation	$388	3.7%	1.3%	A-/A1
JPMorgan Chase & Co.	318	3.0%	1.0%	A-/A1
Morgan Stanley	302	2.8%	1.0%	A-/A1
Citigroup Inc.	258	2.4%	0.8%	BBB+/A3
The Goldman Sachs Group, Inc.	247	2.3%	0.8%	BBB+/A2
Blue Owl Capital Inc.	167	1.6%	0.5%	BBB-/Baa3
HSBC Holdings plc	164	1.5%	0.5%	A-/A2
Wells Fargo & Company	155	1.5%	0.5%	BBB+/A1
Philip Morris International Inc.	147	1.4%	0.5%	A-/A2
Blackstone Inc.	145	1.4%	0.5%	BBB-/Baa3
Total	$2,291	21.6%	7.5%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At June 30, 2023
Residential mortgage-backed securities	$727	$105	$28	$—	$—	$—	$860
Commercial mortgage-backed securities	17	699	175	32	88	71	1,082
Asset-backed securities	—	1,383	252	497	175	98	2,405
Total	$744	$2,187	$455	$529	$263	$169	$4,347

At December 31, 2022
Residential mortgage-backed securities	$645	$106	$28	$—	$—	$16	$795
Commercial mortgage-backed securities	18	682	152	32	82	81	1,047
Asset-backed securities	—	1,135	184	350	119	141	1,929
Total	$663	$1,923	$364	$382	$201	$238	$3,771

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Net income available to Arch common shareholders	$661	$705	$849	$7	$394	$1,366	$580
Net realized (gains) losses	123	(17)	(80)	184	267	106	559
Equity in net (income) loss of investment funds accounted for using the equity method	(69)	(48)	(40)	19	(58)	(117)	(94)
Net foreign exchange (gains) losses	6	18	81	(91)	(88)	24	(92)
Transaction costs and other	2	(1)	—	—	—	1	—
Income tax expense (benefit) (1)	3	(3)	(4)	(13)	(9)	—	(25)
After-tax operating income available to Arch common shareholders	$726	$654	$806	$106	$506	$1,380	$928

Diluted per common share results:
Net income available to Arch common shareholders	$1.75	$1.87	$2.26	$0.02	$1.04	$3.62	$1.52
Net realized (gains) losses	0.33	(0.05)	(0.22)	0.48	0.70	0.28	1.47
Equity in net (income) loss of investment funds accounted for using the equity method	(0.18)	(0.13)	(0.11)	0.05	(0.15)	(0.31)	(0.25)
Net foreign exchange (gains) losses	0.01	0.05	0.22	(0.24)	(0.23)	0.06	(0.24)
Transaction costs and other	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Income tax expense (benefit) (1)	0.01	(0.01)	(0.01)	(0.03)	(0.02)	0.00	(0.06)
After-tax operating income available to Arch common shareholders	$1.92	$1.73	$2.14	$0.28	$1.34	$3.65	$2.44

Weighted average common shares and common share equivalents outstanding - diluted	378.4	377.6	375.9	373.8	377.9	377.8	380.8

Beginning common shareholders’ equity	$13,158	$12,080	$10,966	$11,588	$12,090	$12,080	$12,716
Ending common shareholders’ equity	13,811	13,158	12,080	10,966	11,588	13,811	11,588
Average common shareholders’ equity	$13,485	$12,619	$11,523	$11,277	$11,839	$12,946	$12,152

Annualized net income return on average common equity	19.6%	22.3%	29.5%	0.2%	13.3%	21.1%	9.5%
Annualized operating return on average common equity	21.5%	20.7%	28.0%	3.8%	17.1%	21.3%	15.3%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023	2022
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$714	$742	$887	$(6)	$421	$1,456	$606
Net realized (gains) losses	123	(17)	(80)	184	267	106	559
Equity in net (income) loss of investment funds accounted for using the equity method	(69)	(48)	(40)	19	(58)	(117)	(94)
Net foreign exchange (gains) losses	5	18	81	(91)	(88)	23	(92)
Transaction costs and other	5	(3)	(2)	(1)	—	2	(1)
Income (loss) from operating affiliates	22	39	36	9	5	61	30
Pre-tax operating income available to Arch (b)	800	731	882	114	547	1,531	1,008
Income tax (expense) benefit (a)	(64)	(67)	(66)	2	(31)	(131)	(60)
After-tax operating income available to Arch	736	664	816	116	516	1,400	948
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
After-tax operating income available to Arch common shareholders	$726	$654	$806	$106	$506	$1,380	$928

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	8.0%	9.2%	7.5%	(1.6)%	5.7%	8.5%	5.9%

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(24)	(24)	(25)	(25)	(25)
Revolving credit agreement borrowings, due December 17, 2024	—	—	—	—	—
Total debt	$2,726	$2,726	$2,725	$2,725	$2,725

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	13,811	13,158	12,080	10,966	11,588
Total shareholders’ equity available to Arch	$14,641	$13,988	$12,910	$11,796	$12,418

Total capital available to Arch	$17,367	$16,714	$15,635	$14,521	$15,143

Common shares outstanding, net of treasury shares (b)	372.9	372.2	370.3	369.3	369.3

Book value per common share (3) (a)/(b)	$37.04	$35.35	$32.62	$29.69	$31.37

Leverage ratios:
Senior notes/total capital available to Arch	15.7%	16.3%	17.4%	18.8%	18.0%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	15.7%	16.3%	17.4%	18.8%	18.0%
Preferred/total capital available to Arch	4.8%	5.0%	5.3%	5.7%	5.5%
Debt and preferred/total capital available to Arch	20.5%	21.3%	22.7%	24.5%	23.5%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2023	2023	2022	2022	2022	2023
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$—	$10	$321	$5,872
Shares repurchased	—	—	—	0.2	7.1	433.6
Average price per share repurchased	$—	$—	$—	$42.96	$45.23	$13.54

Remaining share repurchase authorization (1)						$1,000
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2024.

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